LEGG MASON AGGRESSIVE GROWTH FUND, INC.

Sub-Item 77C

Registrant incorporates by reference
Registrant's Proxy Statement Pursuant to
Section 14a filed on September 27, 2005.
(Accession No. 0001193125-05-192361)